                                   FORM 8-K/A



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934





                         DATE OF REPORT: JANUARY 9, 2001
                        ---------------------------------
                        (Date of earliest event reported)





          TOYOTA MOTOR CREDIT RECEIVABLES CORPORATION ON BEHALF OF THE
                   TOYOTA AUTO RECEIVABLES 2001-A OWNER TRUST
         --------------------------------------------------------------

             (Exact name of registrant as specified in its charter)



        CALIFORNIA                    333-41568                 33-0593804

(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
   of Incorporation)                                        Identification No.)







                      19300 GRAMERCY PLACE, NORTH BUILDING
                           TORRANCE, CALIFORNIA 90509
                    ----------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (310) 468-7332

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ITEM 5. OTHER EVENTS

         This amendment is filed solely to include the CIK filing code for the Co-Registrant and the I.R.S. Employer Identification Number for the Registrant.

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                TOYOTA MOTOR CREDIT RECEIVABLES
                                                CORPORATION


                                                By: /s/ LLOYD MISTELE
                                                    ---------------------------
                                                    Name:  Lloyd Mistele
                                                    Title: President



Date: April 6, 2001